EXHIBIT 32.1.

                  Certification of Principal Executive Officer
                           Pursuant to 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)


I, Kirk Blosch, Chief Executive Officer of OCIS Corp. (the "Registrant") do hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, based upon a review of the Annual Report on Form 10-KSB for the period December 31, 2005 of the Registrant, as filed with the Securities and Exchange Commission on the date hereof (the "Report"):

 (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
 (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                  By: /s/ Kirk Blosch
                                   -------------------------------
                                  Kirk Blosch
                                    Chief Executive Officer

March 29, 2006

 * A signed original of this written statement required by Section 906 has been provided to OCIS Corp. and will be retained by OCIS Corp. and furnished to the Securities Exchange Commission or its staff upon request.



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                                                                    Exhibit 32.2

                  Certification of Principal Executive Officer
                           Pursuant to 18 U.S.C. 1350
                 (Section 906 of the Sarbanes-Oxley Act of 2002)

I, Kirk Blosch, Chief Accounting Officer of OCIS Corp. (the "Registrant") do hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge, based upon a review of the Annual Report on Form 10-KSB for the period December 31, 2005 of the Registrant, as filed with the Securities and Exchange Commission on the date hereof (the "Report"):

 (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
 (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                   By: /s/ Kirk Blosch
                                    -----------------------------------
                                   Kirk Blosch
                                   Chief Accounting Officer

March 29, 2006

 * A signed original of this written statement required by Section 906 has been provided to OCIS Corp. and will be retained by OCIS Corp. and furnished to the Securities Exchange Commission or its staff upon request.